SUNAMERICA SERIES TRUST
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3


                                   Securities
Purchased


 (1) Name of UnderwritersMerrill Lynch/Goldman Sachs
     (See Prospectus Attached)

 (2) Name of IssuerRepublic of Columbia

 (3) Title of SecurityGlobal Note

 (4) Date of First Offering12/29/95

 (5) Amount of Total OfferingUS $200,000,000

 (6) Unit Price99.757

 (7) Underwriting Spread or Commission.625%

 (8) RatingBBB-/Baa3

 (9) Maturity Date2/15/03

(10) Current Yield7.267%

(11) Yield to Maturity7.295%

(12) Subordination FeaturesNone

(13)  Nature of issuing PoliticalSovereign Republic of
(14)  Columbia
     Entity, if any, including in
     the case of revenue bonds,
     underlying entity supplying
     the revenue

(14) Total Par Value of Bonds PurchasedUS $250,000

(15) Dollar Amount of PurchasesUS $249,392.50

(16) Number of Shares Purchased250,000

(17) Years of Continuous Operation--

(18) Percentage of Offering Purchased.125% by Portfolio

(19) Percentage of Offering Purchased by2.375% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any SubAdviser

(20) Sum of (18) and (19)2.5%

(21) Percentage of Portfolio Assets.336%
     Applied to Purchase

(22) Name(s) of Underwriter(s) orBankers Trust
     Dealer(s) from whom Purchased

(23) Is the Adviser, any SubadviserYes
     or any person of which the Adviser
     or Subadviser is an "Affiliated
     Person", a Manager or Co-Manager
     of Offering?

(24) Were Purchases Designated as GroupNo
     Sales or otherwise allocated to the
     Adviser, any Subadviser or any person
     of whom the Adviser or Subadviser is
     an "Affiliated Person"? SUNAMERICA SERIES
TRUST
Fixed Income Portfolio

Procedures Pursuant to Rule 10f-3


                                   Securities
Purchased


 (1) Name of UnderwritersMerrill Lynch/JP Morgan
     (See Prospectus Attached)

 (2) Name of IssuerUnited Mexican States

 (3) Title of SecurityGlobal Note (Registered)

 (4) Date of First Offering1/30/96

 (5) Amount of Total OfferingUS $1,000,000,000

 (6) Unit Price100

 (7) Underwriting Spread or Commission.75%

 (8) RatingBB/Ba2

 (9) Maturity Date2/6/01

(10) Current Yield9.75%

(11) Yield to Maturity9.75% (Spread 445)

(12) Subordination FeaturesNone

(13) Nature of issuing PoliticalUnite Mexican States
     Entity, if any, including in
     the case of revenue bonds,
     underlying entity supplying
     the revenue

(14) Total Par Value of Bonds PurchasedUS $6,000,000

(15) Dollar Amount of PurchasesUS $6,000,000

(16) Number of Shares Purchased--

(17) Years of Continuous Operation--

(18) Percentage of Offering Purchased.018% by Portfolio

(19) Percentage of Offering Purchased by.582% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any SubAdviser

(20) Sum of (18) and (19).6%

(21) Percentage of Portfolio Assets.25%
     Applied to Purchase

(22) Name(s) of Underwriter(s) orJP Morgan
     Dealer(s) from whom Purchased

(23) Is the Adviser, any SubadviserYes
     or any person of which the Adviser
     or Subadviser is an "Affiliated
     Person", a Manager or Co-Manager
     of Offering?

(24) Were Purchases Designated as GroupNo
     Sales or otherwise allocated to the
     Adviser, any Subadviser or any person
     of whom the Adviser or Subadviser is
     an "Affiliated Person"? SUNAMERICA SERIES
TRUST
Fixed Income Portfolio

Procedures Pursuant to Rule 10f-3


                                   Securities
Purchased

 (1) Name of UnderwritersMerrill Lynch/CS First Boston
     (See Prospectus Attached)

 (2) Name of IssuerRepublic of Argentina

 (3) Title of SecurityGlobal Fully Registered Bond

 (4) Date of First Offering2/15/965

 (5) Amount of Total OfferingUS $1,000,000,000

 (6) Unit Price99.866

 (7) Underwriting Spread or Commission.75%

 (8) RatingBB-/B+

 (9) Maturity Date2/22/01

(10) Current Yield9.28%

(11) Yield to MaturitySpread 410

(12) Subordination FeaturesNone

(13) Nature of issuing PoliticalRepublic of Argentina
     Entity, if any, including in
     the case of revenue bonds,
     underlying entity supplying
     the revenue

(14) Total Par Value of Bonds PurchasedUS $230,000

(15) Dollar Amount of PurchasesUS $229,000

(16) Number of Shares Purchased--

(17) Years of Continuous Operation--

(18) Percentage of Offering Purchased.02% by Portfolio

(19) Percentage of Offering Purchased by.48% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any SubAdviser

(20) Sum of (18) and (19).5%

(21) Percentage of Portfolio Assets.31%
     Applied to Purchase

(22) Name(s) of Underwriter(s) orMerrill Lynch
     Dealer(s) from whom Purchased

(23) Is the Adviser, any SubadviserYes
     or any person of which the Adviser
     or Subadviser is an "Affiliated
     Person", a Manager or Co-Manager
     of Offering?

(24) Were Purchases Designated as GroupNo
     Sales or otherwise allocated to the
     Adviser, any Subadviser or any person
     of whom the Adviser or Subadviser is
     an "Affiliated Person"? SUNAMERICA SERIES
TRUST
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3


                                   Securities
Purchased


 (1) Name of UnderwritersMerrill Lynch/Goldman Sachs/
     (See Prospectus Attached)Morgan Stanley/Bear
Stearns

 (2) Name of IssuerLucent Tech.

 (3) Title of SecurityLucent Tech. Com.

 (4) Date of First Offering3/3/96

 (5) Amount of Total Offering$112,037,037

 (6) Unit Price27.00

 (7) Underwriting Spread or Commission$1.050

 (8) RatingNA

 (9) Maturity DateNA

(10) Current YieldNA

(11) Yield to MaturityNA

(12) Subordination FeaturesNA

(13) Nature of issuing PoliticalNA
     Entity, if any, including in
     the case of revenue bonds,
     underlying entity supplying
     the revenue

(14) Total Par Value of Bonds PurchasedNA

(15) Dollar Amount of Purchases$1,738,800.00

(16) Number of Shares Purchased64400

(17) Years of Continuous Operationmore than 3

(18) Percentage of Offering Purchased0.0575 by Portfolio

(19) Percentage of Offering Purchased by0 other Portfolios of the Trust and other Investment Companies advised by the Adviser or any SubAdviser

(20) Sum of (18) and (19)0.0575%

(21) Percentage of Portfolio Assets.6800%
     Applied to Purchase

(22) Name(s) of Underwriter(s) orFirst Boston,
     Dealer(s) from whom PurchasedMorgan Stanley
                                             Sanford
Bernstein

(23) Is the Adviser, any SubadviserYes
     or any person of which the Adviser
     or Subadviser is an "Affiliated
     Person", a Manager or Co-Manager
     of Offering?

(24) Were Purchases Designated as GroupNo
     Sales or otherwise allocated to the
     Adviser, any Subadviser or any person
     of whom the Adviser or Subadviser is
     an "Affiliated Person"? SUNAMERICA SERIES
TRUST
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3


                                   Securities
Purchased
 (1) Name of UnderwritersMerrill Lynch/Goldman Sachs
     (See Prospectus Attached)Morgan Stanley

 (2) Name of IssuerGulfstream Aerospace

 (3) Title of SecurityGulfstream Aerospce Corp.

 (4) Date of First Offering102/9/96

 (5) Amount of Total Offering37,000,000

 (6) Unit Price23.22

 (7) Underwriting Spread or Commission$1.320

 (8) RatingNA

 (9) Maturity DateNA

(10) Current YieldNA

(11) Yield to MaturityNA

(12) Subordination FeaturesNA

(13) Nature of issuing PoliticalNA
     Entity, if any, including in
     the case of revenue bonds,
     underlying entity supplying
     the revenue

(14) Total Par Value of Bonds PurchasedNA

(15) Dollar Amount of Purchases$825,600.00

(16) Number of Shares Purchased34,400

(17) Years of Continuous Operationmore than 3

(18) Percentage of Offering Purchased0.0930% by Portfolio

(19) Percentage of Offering Purchased by0 other Portfolios of the Trust and other Investment Companies advised by the Adviser or any SubAdviser
(20) Sum of (18) and (19)0.0930

(21) Percentage of Portfolio Assets0.2608
     Applied to Purchase

(22) Name(s) of Underwriter(s) orGoldman Sachs
     Dealer(s) from whom Purchased

(23) Is the Adviser, any SubadviserYes
     or any person of which the Adviser
     or Subadviser is an "Affiliated
     Person", a Manager or Co-Manager
     of Offering?

(24) Were Purchases Designated as GroupYes
     Sales or otherwise allocated to the
     Adviser, any Subadviser or any person
     of whom the Adviser or Subadviser is
     an "Affiliated Person"? SUNAMERICA SERIES
TRUST
International Diversified Equities Portfolio

Procedures Pursuant to Rule 10f-3


                                   Securities
Purchased
 (1) Name of UnderwritersGoldman Sachs/Merrill Lynch
     (See Prospectus Attached)Morgan Grenfell/Morgan Stanley/
                                   Salomon Bros./ABN
Amro/First
                                   Boston/Dresdner
Klienwort

 (2) Name of IssuerDeutsch Telekom

 (3) Title of SecurityAm. Depositary Shares

 (4) Date of First Offering10/3/96

 (5) Amount of Total OfferingUS $600,000,000

 (6) Unit Price28.50

 (7) Underwriting Spread or Commission$.01 per share

 (8) RatingNA

 (9) Maturity DateNA

(10) Current YieldNA

(11) Yield to MaturityNA

(12) Subordination FeaturesNA

(13) Nature of issuing PoliticalNA
     Entity, if any, including in
     the case of revenue bonds,
     underlying entity supplying
     the revenue

(14) Total par value of Bond PurchasedNA

(15) Dollar Amount of Purchases$743,494.60

(16) Number of Shares Purchased24,272

(17) Years of Continuous Operation7 yrs

(18) Percentage of Offering Purchased.12% by Portfolio

(19) Percentage of Offering Purchased by0% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any SubAdviser

(20) Sum of (18) and (19)0.12%

(21) Percentage of Portfolio Assets.48%
     Applied to Purchase

(22) Name(s) of Underwriter(s) orGoldman Sachs,
     Dealer(s) from whom PurchasedSalomon Bros.

(23) Is the Adviser, any SubadviserYes
     or any person of which the Adviser
     or Subadviser is an "Affiliated
     Person", a Manager or Co-Manager
     of Offering?